UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________________

SCHEDULE 14A

_____________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

EON RESOURCES INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE OF THE SPECIAL MEETING OF STOCKHOLDERS OF EON RESOURCES INC.

TO BE HELD ON APRIL 17, 2025

EON Resources Inc.
3730 Kirby Drive, Suite 1200
Houston, Texas 77098

TO THE STOCKHOLDERS OF EON RESOURCES INC.:

NOTICE IS HEREBY GIVEN that the special meeting of the stockholders of EON Resources Inc. (“EON,” the “Company,” “we,” “us” or “our”), will be held at 11:00 a.m. Eastern Time, on April 17, 2025 (the “Special Meeting”). The Special Meeting will be conducted via live webcast at the following address: https://www.cstproxy.com/eonr/sm2025. You will be able to vote and submit questions and access our stockholder list by visiting https://www.cstproxy.com/eonr/sm2025 and participate live in the webcast. A secure control number that will allow you to participate in the meeting electronically can be found on the enclosed proxy card. If you do not have a control number, please contact the bank or broker that you hold your shares with directly. The Special Meeting webcast will begin promptly at 11:00 a.m. Eastern Time on April 17, 2025, and our stockholders will be able to log in beginning at 10:45 a.m. Eastern Time on April 17, 2025. We encourage you to access the Special Meeting prior to the start time. The virtual Special Meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants in the Special Meeting should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the meeting. We encourage participants in the Special Meeting to log on to the live webcast 15 minutes prior to the start time of the Special Meeting and ensure that they can hear streaming audio. For purposes of attendance at the Special Meeting, all references in the accompanying proxy statement (the “Proxy Statement”) to “present in person” or “in person” shall mean virtually present at the Special Meeting.

At the Special Meeting, you will be asked to consider and vote on the following proposals (the “Proposals”):

Proposal No. 1: The Exchange Proposal — To approve, for purposes of complying with NYSE American Rule 713(a), the issuance of more than 19.99% of our issued and outstanding shares of Class A Common Stock including securities convertible into Class A Common Stock pursuant to exchange agreements whereby certain accredited investors exchanged, or will exchange, outstanding promissory notes and warrants for convertible promissory notes.

Proposal No. 2: The Adjournment Proposal — To approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the above proposals.

Each of these proposals is more fully described in the accompanying Proxy Statement, which you are encouraged to read carefully.

Our Class A Common Stock is currently listed on the NYSE American under the symbol “EONR” and our redeemable public warrants are listed on the NYSE American under the symbol “EONR WS.”

Only holders of record of shares of our common stock at the close of business on March 14, 2025 (the “Record Date”) are entitled to notice of and to vote and have their votes counted at the Special Meeting and any adjournments or postponements of the Special Meeting. A complete list of our stockholders of record entitled to vote at the Special Meeting will be available for 10 days before the Special Meeting at our principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Special Meeting and electronically during the Special Meeting at https://www.cstproxy.com/eonr/sm2025.

After careful consideration, our board of directors believes that each of the Exchange Proposal and the Adjournment Proposal is in the best interests of our Company and our stockholders and unanimously recommends that its stockholders vote “FOR” each of the Proposals to be presented at the Special Meeting.

By Order of the Board of Directors,
/s/ Dante Caravaggio
Dante Caravaggio
Chief Executive Officer

March 21, 2025
Houston, Texas

OUR BOARD OF DIRECTORS APPRECIATES AND ENCOURAGES YOUR PARTICIPATION IN OUR SPECIAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED. ACCORDINGLY, PLEASE AUTHORIZE A PROXY TO VOTE YOUR SHARES BY INTERNET, TELEPHONE OR MAIL. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY WITHDRAW YOUR PROXY, IF YOU WISH, AND VOTE IN PERSON. YOUR PROXY IS REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THIS PROXY STATEMENT.

EON Resources Inc.
3730 Kirby Drive, Suite 1200
Houston, Texas 77098

PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS OF
EON RESOURCES INC.

TO BE HELD ON APRIL 17, 2025

General

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the board of directors (the “Board of Directors”) of EON Resources Inc. (“EON,” the “Company,” “we,” “us” or “our”), for the special meeting of stockholders to be held at 11:00 a.m. Eastern Time on April 17, 2025 (the “Special Meeting”). The Special Meeting will be conducted via live webcast at the following address: https://www.cstproxy.com/eonr/sm2025. You will be able to vote and submit questions and access our stockholder list by visiting https://www.cstproxy.com/eonr/sm2025 and participate live in the webcast. A secure control number that will allow you to participate in the meeting electronically can be found on the enclosed proxy card. If you do not have a control number, please contact the bank or broker that you hold your shares with directly. The Special Meeting webcast will begin promptly at 11:00 a.m. Eastern Time on April 17, 2025, and our stockholders will be able to log in beginning at 10:45 a.m. Eastern Time on April 17, 2025. We encourage you to access the Special Meeting prior to the start time. The virtual Special Meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants in the Special Meeting should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the meeting. We encourage participants in the Special Meeting to log on to the live webcast 15 minutes prior to the start time of the Special Meeting and ensure that they can hear streaming audio. For purposes of attendance at the Special Meeting, all references in this Proxy Statement to “present in person” or “in person” shall mean virtually present at the Special Meeting.

At the Special Meeting, you will be asked to consider and vote on the following proposals (the “Proposals”):

Proposal No. 1: The Exchange Proposal — To approve, for purposes of complying with NYSE American Rule 713(a), the issuance of more than 19.99% of our issued and outstanding shares of Class A Common Stock including securities convertible into Class A Common Stock pursuant to exchange agreements whereby certain accredited investors exchanged, or will exchange, outstanding promissory notes and warrants for convertible promissory notes.

Proposal No. 2: The Adjournment Proposal — To approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the above proposals.

Our Class A Common Stock, par value $0.0001 per share, is currently listed on the NYSE American under the symbol “EONR” and our redeemable public warrants are listed on the NYSE American under the symbol “EONR WS.”

Only holders of record of shares of our Common Stock at the close of business on March 14, 2025 (the “Record Date”) are entitled to notice of and to vote and have their votes counted at the Special Meeting and any adjournments or postponements of the Special Meeting. A complete list of our stockholders of record entitled to vote at the Special Meeting will be available for 10 days before the Special Meeting at our principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Special Meeting and electronically during the Special Meeting at https://www.cstproxy.com/eonr/sm2025.

Recommendation of our Board of Directors

Our Board of Directors believes that each of the Exchange Proposal and the Adjournment Proposal is in the best interests of our Company and our stockholders and recommends that our stockholders vote “FOR” each of the proposals to be presented at the Special Meeting.

Record Date; Who is Entitled to Vote

Our stockholders will be entitled to vote or direct votes to be cast at the Special Meeting if they owned shares of Common Stock at the close of business on the Record Date. As of the Record Date, there were 16,843,536 shares of Class A Common Stock, par value $0.0001 per share (“Class A Common Stock”), outstanding, which shares are entitled to an aggregate of 16,843,536 votes at the Special Meeting and no shares of Class B Common Stock, par value $0.0001 per share (“Class B Common Stock,” and together with the Class A Common Stock, “Common Stock”), outstanding, for an aggregate total of 16,843,536 votes. Under Delaware law, stockholders will not have appraisal or similar rights in connection with any proposal set forth in this Proxy Statement. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. Our redeemable public warrants (the “Public Warrants”) will not have the right to vote at the Special Meeting.

Quorum

A quorum of our stockholders is necessary to hold a valid meeting. The presence, in person (which includes presence virtually at the Special Meeting) or by proxy of holders of one-third (33.33%) of the voting power of our outstanding shares of voting stock entitled to vote at the Special Meeting will constitute a quorum. In the absence of a quorum, the chairperson of the Special Meeting has the power to adjourn the Special Meeting. As of the Record Date, shares of outstanding Common Stock representing 5,614,512 votes would be required to achieve a quorum.

Failure to Vote and Abstentions

With respect to each proposal in this Proxy Statement, you may vote “FOR,” “AGAINST” or “ABSTAIN.”

Abstentions and broker non-votes will each be counted as present for the purpose of determining whether a quorum is present at the Special Meeting. Abstentions will have the effect of being cast “AGAINST” all proposals presented at the Special Meeting, but broker non-votes will have no effect on such proposals.

A broker non-vote occurs when a broker submits a proxy card with respect to shares of Common Stock held in a fiduciary capacity (typically referred to as being held in “street name”), but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Even if you do not provide voting instructions, under the rules of various national and regional securities exchanges, banks, brokers or other nominees can still vote your shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. In the event that a broker, bank, or other agent indicates on a proxy that it does not have discretionary authority to vote certain shares on a non-routine proposal, then those shares will be treated as broker non-votes. We believe that all proposals in this proxy statement are non-routine proposals; therefore, your broker, bank or other agent will not be entitled to vote on any of the proposals at the Special Meeting without your instructions.

Vote Required for Approval

The following votes are required for each Proposal at the Special Meeting:

•        The Exchange Proposal:    The vote of a majority of the shares present virtually or by proxy and entitled to vote on the matter at the Special Meeting is required.

•        The Adjournment Proposal:    The vote of a majority of the shares present virtually or by proxy and entitled to vote on the matter at the Special Meeting is required.

Voting Your Shares

Each share of Common Stock that you own in your name entitles you to one vote. Your proxy card shows the number of shares of Common Stock that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. There are two ways to vote your shares of Common Stock at the Special Meeting.

•        You Can Vote by Signing and Returning the Enclosed Proxy Card.    If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Board of Directors: “FOR” the Exchange Proposal and “FOR” the Adjournment Proposal. Votes received after a matter has been voted upon at the Special Meeting will not be counted.

•        You Can Attend the Special Meeting and Vote in Person (Which Includes Presence Virtually at the Special Meeting).    We will be hosting the Special Meeting via live webcast. If you attend the Special Meeting, you may submit your vote at the Special Meeting online at https://www.cstproxy.com/eonr/sm2025, in which case any votes that you previously submitted will be superseded by the vote that you cast at the Special Meeting.

Revoking Your Proxy

If you are a stockholder and you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:

•        you may send another proxy card with a later date;

•        you may notify David M. Smith, our General Counsel, in writing before the Special Meeting that you have revoked your proxy; or

•        you may attend the Special Meeting, revoke your proxy, and vote in person (which would include presence at the virtual Special Meeting), as indicated above.

Technical Support

We will have technicians ready to assist stockholders with any technical difficulties they may have accessing the virtual Special Meeting. If you encounter any difficulties accessing the virtual Special Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual Special Meeting log in page.

Who Can Answer Your Questions About Voting Your Shares

If you are a stockholder and have any questions about how to vote or direct a vote in respect of your shares of Common Stock, please contact Advantage Proxy, Inc., our proxy solicitor, by calling (877)-870-8565, or banks and brokers may call collect at (206)-870-8565, or by emailing ksmith@advantageproxy.com. This notice of Special Meeting and the Proxy Statement are available at https://www.cstproxy.com/eonr/sm2025.

Appraisal Rights

Neither our stockholders nor holders of Public Warrants have appraisal rights in connection with proposals set forth herein under the Delaware General Corporation Law (“DGCL”).

Proxy Solicitation Costs

We are soliciting proxies on behalf of the Board of Directors. This solicitation is being made by mail but also may be made by telephone or in person. We, along with our directors, officers and employees, may also solicit proxies in person, by telephone or by other electronic means. We will bear the cost of the solicitation.

We have hired Advantage Proxy, Inc. to assist in the proxy solicitation process. We will pay that firm a fee of $10,000 plus disbursements.

We will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. We will reimburse them for their reasonable expenses.

Householding

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement or our annual report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at the following address or phone number: EON Resources Inc., 3730 Kirby Drive, Suite 1200, Houston, Texas 77098, phone: (713) 834-1145, Attention: General Counsel. If you want to receive separate copies of our annual report and Proxy Statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

PROPOSAL NO. 1 — THE EXCHANGE PROPOSAL

Overview

We are seeking stockholder approval, for purposes of complying with Rule 713(a) of the NYSE American Company Guide (“Rule 713(a)”), for the issuance of convertible promissory notes with an aggregate principal amount of up to $9,766,500 (the “Convertible Notes”) to be issued to certain holders in exchange for outstanding promissory notes (the “Old Notes”) and warrants to purchase shares of our Class A Common Stock (the “Old Warrants”) pursuant to exchange agreements (the “Exchange Agreements”).

The information set forth in this Exchange Proposal is qualified in its entirety by reference to the full text of the form of Exchange Agreement and the form of Convertible Note which are attached as exhibits 10.1 and 10.2 to our Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on January 24, 2025. Stockholders are urged to carefully read these documents.

Background

As previously disclosed, between January 2023 and November 2023, we entered into note and warrant purchase agreements (“Purchase Agreements”) with certain accredited investors (the “Investors”) whereby the Investors purchased Old Notes in the principal amounts equal to the purchase price and Old Warrants to purchase shares of Class A Common Stock equal to three-fourths of the purchase price.

Between November 21, 2024 and February 3, 2025, we entered into Exchange Agreements with 18 of the Investors (the “Exchange Investors”), whereby the Exchange Investors exchanged their Old Notes and Old Warrants for convertible promissory notes (the “Convertible Notes”). The principal amounts of the Convertible Notes were determined by adding together the original principal amount of the Old Notes and the number of Old Warrants. In connection with the Exchange Agreements, we issued Convertible Notes in the aggregate principal amount of $2,916,500 in exchange for 1,934,000 Old Warrants and Old Notes in the aggregate principal amount of $982,500.

The Convertible Notes mature on January 31, 2028 and accrue interest at a rate of 7.5% per annum. We may prepay the Convertible Notes at any time, in whole or in part, without any premium or penalty. The Convertible Notes may be converted by the holders at any time after issuance into shares of Class A Common Stock at a conversion price equal to the greater of (a) $0.25 per share or (b) 90% multiplied by (i) the average of the three lowest VWAPs of the Class A Common Stock over the ten trading days prior to conversion (for 14 of the Convertible Notes that have an aggregate principal amount of $2,116,500) or (ii) the average of the four lowest VWAPs of the Class A Common Stock over the seven trading days prior to conversion (for four of the Convertible Notes that have an aggregate principal amount of $800,000) (the “Conversion Price”). If, at any time the Convertible Notes are outstanding, we issue or sell Class A Common Stock for no consideration or at a price lower than the then-current Conversion Price, then the Conversion Price of the Convertible Notes will be automatically reduced to the amount of consideration per share received by us in such sale or offering. In addition, so long as any Convertible Notes are outstanding, if we issue any security on terms more favorable than the Convertible Notes, then we must notify the holder and such more favorable term shall become a part of the Convertible Note, at the holder’s option

The Exchange Agreement and the Convertible Notes each also contain customary representations, warranties, covenants and indemnification provisions.

In addition, there are currently outstanding Old Notes in the aggregate principal amount of $2,900,000 and 3,950,000 Old Warrants. We desire and intend to enter into additional Exchange Agreements for the exchange of all outstanding Old Notes and Old Warrants for Convertible Notes. We intend to enter into Exchange Agreements and Convertible Notes that are substantially similar to the ones already entered into.

Issuances of Convertible Notes to the Investors and/or issuances of our Class A Common Stock to the Exchange Investors under the Exchange Agreements will not affect the rights or privileges of our existing stockholders, except that the economic and voting interests of each of our existing stockholders will be diluted as a result of any such issuance. Although the number of shares of our Class A Common Stock that our existing stockholders own will not decrease, the shares of our Class A Common Stock owned by our existing stockholders will represent a smaller percentage of our total outstanding shares of our Class A Common Stock after any such issuance of shares of our Class A Common Stock to the Exchange Investors.

Purpose of the Exchange Proposal

Under Rule 713(a), stockholder approval is required prior to the issuance of securities in connection with the acquisition of the stock or assets of another company if such securities are not issued in a public offering for cash and due to the present or potential issuance of common stock or securities convertible into or exercisable for common stock (a) have or will have upon issuance voting power equal to or in excess of 20% of the voting power outstanding before the issuance of stock or securities convertible into or exercisable for common stock; or (b) the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities.

Our Board of Directors has determined that the Exchange Agreements and the Convertible Notes, and our ability to issue the Convertible Notes and Class A Common Stock upon conversion of the Convertible Notes to the Exchange Investors pursuant to the Exchange Agreements, is in the best interests of our Company and our stockholders because the Exchange Agreements provided, and will provide, us with an ability to extinguish outstanding indebtedness and clean-up our capitalization table. Accordingly, we are seeking stockholder approval of this Exchange Proposal in order to comply with the terms of the Exchange Agreements and Rule 713(a).

Therefore, we are seeking stockholder approval to issue more than 20% of our outstanding common stock to the Exchange Investors pursuant to the Exchange Agreements and the Convertible Notes in compliance with Rule 713(a).

Potential Consequences if the Exchange Proposal is Not Approved

We are not seeking the approval of our stockholders to authorize our entry into any of the Exchange Agreements or any related documents that have already been entered into with the 18 Exchange Investors, as such documents already are binding obligations of our Company. The failure of our stockholders to approve this Exchange Proposal will not negate the existing terms of the documents, which will remain binding obligations of our Company.

If the stockholders do not approve this Exchange Proposal, we will be unable to enter into any additional Exchange Agreements without issuing more than 20% of our outstanding common stock, thereby preventing us from extinguishing all of the Old Notes and Old Warrants.

The Board of Directors and management believe that the extinguishment of indebtedness will provide us with flexibility in how we implement our business plans and ultimately generate value for our stockholders. Accordingly, if stockholder approval of this Exchange Proposal is not obtained, we may need to seek sources of financing to pay down this indebtedness or use proceeds from our operations, which any such financing may not be available on advantageous terms, or at all, and which may result in the incurrence of additional transaction expenses.

Potential Adverse Effects of the Exchange Proposal

Each share of Class A Common Stock that would be issuable upon conversion of the Convertible Notes would have the same rights and privileges as each of our currently outstanding shares of Class A Common Stock. The issuance of Class A Common Stock pursuant to the terms of the Exchange Agreements and the Convertible Notes will not affect the rights of the holders of our outstanding shares of Common Stock, but such issuances will have a substantial dilutive effect on our existing stockholders, including the voting power and economic rights of existing stockholders, and may result in a decline in our stock price or greater price volatility.

Once the Convertible Notes are issued, the holders of such Convertible Notes will have the right to control the timing and amount of conversion of the Convertible Notes into shares of Class A Common Stock. Conversions, if any, will depend upon market conditions and other factors to be determined by the holders of such Convertible Notes.

As of February 3, 2025, there were 14,093,536 shares of our Class A Common Stock outstanding. As of February 3, 2025, we issued Convertible Notes that would be convertible into 1,858,046 shares of Class A Common Stock (assuming conversion on February 3, 2025). If we assumed all Convertible Notes were converted into Class A Common Stock as of February 3, 2025, such shares would represent approximately 13% of the total number of outstanding shares of Class A Common Stock.

If this Exchange Proposal is approved and all Old Notes and Old Warrants are exchanged for Convertible Notes pursuant to Exchange Agreements, the shares of Class A Common Stock underlying such Convertible Notes (assuming conversion as of February 3, 2025) would be 7,873,563 shares of Class A Common Stock and such shares would represent approximately 56% of the total number of outstanding shares of Class A Common Stock.

In addition, the below table sets forth the amount of dilution, after exchange of all Old Note and Warrants and conversion of all resulting Convertible Notes, at various purchase prices:

Assumed Average Conversion Price		Number of Shares to be Issued if Converted	Percentage of Outstanding Shares Issued After Giving Effect to the Conversions(1)
$0.87	(2)	7,873,563	36%
$1.00		6,850,000	33%
$1.25		5,480,000	28%
$1.50		4,566,667	24%
$1.75		3,914,286	22%
$2.00		3,425,000	20%

____________

(1)      The denominator is based on 14,093,536 shares of our Class A Common Stock outstanding as of February 3, 2025, plus the number of shares set forth in the adjacent column that we would have issued to the Exchange Investors, assuming the average Conversion Price in the first column. The numerator is based on the number of shares of our Class A Common Stock issuable under the Convertible Notes at the corresponding assumed average Conversion Price set forth in the first column. The number and percentage of shares of Class A Common Stock issuable does not give effect to (i) the potential future issuance of shares of Class A Common Stock upon exchange of our Class B Common Stock, (ii) the potential future issuance of shares of Class A Common Stock pursuant to our outstanding warrants and other securities convertible into Class A Common Stock, (iii) any other potential future issuances of Class A Common Stock, or (iv) the Beneficial Ownership Limitation contained in the Convertible Notes.

(2)      The closing sale price of our Class A Common Stock on February 3, 2025.

If this Exchange Proposal is approved and we are permitted to enter into additional Exchange Agreements and issue additional Convertible Notes, such issuances would result in substantial dilution to the interests of existing holders of our Class A Common Stock. As shares of Class A Common Stock are issued to the Exchange Investors upon conversion of the Convertible Notes, the ownership interest of our existing stockholders (other than such Exchange Investor) would be correspondingly reduced, and they would therefore have less ability to influence corporate decisions requiring stockholder approval. Additionally, the issuance of a substantial number of Class A Common Stock to the Exchange Investors, or the anticipation of such sales, could make it more difficult for us to sell equity or equity-related securities in the future at a time and at a price that we might otherwise wish to effect sales. In addition, the Class A Common Stock issuable pursuant to the terms of the Convertible Notes may represent overhang that may also adversely affect the market price of our Class A Common Stock. Overhang occurs when there is a greater supply of a company’s stock in the market than there is demand for that stock. When this happens the price of our Class A Common Stock will decrease, and any additional shares which stockholders attempt to sell in the market will only further decrease the share price. If the share volume of our Class A Common Stock cannot absorb shares sold by the Exchange Investors following conversions, then the value of our Class A Common Stock will likely decrease.

However, because the Conversion Price per share of Class A Common Stock will fluctuate based on the market prices of the Class A Common Stock at the time the Exchange Investors elect to convert the Convertible Notes into Class A Common Stock, if any, it is not possible for us to predict, as of the date of this Proxy Statement, the number of shares of Class A Common Stock that we will issue to the Exchange Investors or the Conversion Price per share that the Exchange Investors will convert at. Because the number of shares of Class A Common Stock that may be issued to the Exchange Investors pursuant to the Convertible Notes is determined based on the market price at the time of issuance, the exact magnitude of the dilutive effect cannot be conclusively determined, although it may be material to our existing stockholders.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this Exchange Proposal except to the extent of their ownership of shares of our Class A Common Stock.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of a majority of the shares present at the Special Meeting, either in person or by proxy, and entitled to vote, is required for approval of the Exchange Proposal. For purposes of the approval of the Exchange Proposal, abstentions will have the same effect as a vote against this proposal, and broker non-votes, if any, will have no effect on the result of the vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS
VOTE “FOR” THE EXCHANGE PROPOSAL.

PROPOSAL NO. 2 — THE ADJOURNMENT PROPOSAL

In the event there are not sufficient votes for, or otherwise in connection with, the adoption of the above proposals, the Board of Directors may adjourn the Special Meeting to a later date, or dates, if necessary, to permit further solicitation of proxies. In no event will we solicit proxies to adjourn the Special Meeting beyond the date by which we may properly do so under our Certificate of Incorporation and Delaware law.

The chairman of the Board of Directors has the authority to adjourn any meeting of our stockholders, including the Special Meeting.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of a majority of the shares present at the Special Meeting, either in person or by proxy, and entitled to vote, is required for approval of the Adjournment Proposal. For purposes of the approval of the Adjournment Proposal, abstentions will have the same effect as a vote against this proposal, and broker non-votes, if any, will have no effect on the result of the vote.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information known to us regarding the beneficial ownership of Common Stock as of January 15, 2025 (the “Beneficial Ownership Date”) by:

•        each person who is the beneficial owner of more than 5% of the outstanding shares of Common Stock;

•        each of the Company’s named executive officers and directors; and

•        all of the Company’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security. Under those rules, beneficial ownership includes securities that the individual or entity has the right to acquire, such as through the exercise of warrants or stock options or the vesting of restricted stock units, within 60 days of the Beneficial Ownership Date. Shares subject to warrants or options that are currently exercisable or exercisable within 60 days of the Beneficial Ownership Date or subject to restricted stock units that vest within 60 days of the Beneficial Ownership Date are considered outstanding and beneficially owned by the person holding such warrants, options or restricted stock units for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Except as described in the footnotes below and subject to applicable community property laws and similar laws, the Company believes that each person listed above has sole voting and investment power0 with respect to such shares.

The beneficial ownership of our securities is based on (i) 12,895,544 shares of Class A Common Stock issued and outstanding as of the Beneficial Ownership Date, and (ii) 500,000 shares of Class B Common Stock issued and outstanding as of the Beneficial Ownership Date.

Name and Address of Beneficial Owners(1)	Number of Shares	% of Total Voting Power
Directors and officers:
Byron Blount(2)	159,806	1.2%
Dante Caravaggio(3)	830,190	6.1%
Joseph V. Salvucci, Sr.(4)	1,327,595	9.9%
Joseph V. Salvucci, Jr.(5)	932,617	6.6%
Mitchell B. Trotter(6)	206,565	1.5%
David M. Smith(7)	192,948	1.4%

All directors and officers after as a group (6 persons)	3,642,220	24.7%

Five Percent Holders:
JVS Alpha Property, LLC(8)	2,026,762	14.3%
HNRAC Sponsors LLC(9)	501,406	3.6%
Pogo Royalty, LLC(10)	1,571,897	11.7%
Donald H. Gorée(11)	1,170,001	8.3%
Steve Wright(12)	1,500,000	10.1%

____________

*        Less than one percent (1%)

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is 3730 Kirby Drive, Suite 1200, Houston, Texas 77098.

(2)      Consists of (1) 73,139 shares of Class A Common Stock held by Mr. Blount, (2) 37,500 shares of Class A Common Stock underlying 50,000 warrants held by Mr. Blount and (3) 49,167 shares underlying vested RSUs.

(3)      Consists of (1) 1,400 shares of Class A Common Stock held by Mr. Caravaggio, (2) 460,040 shares of Class A Common Stock held by Dante Caravaggio, LLC, of which Mr. Caravaggio has voting and dispositive control over the shares held by such entity, (3) 89,000 shares of Class A Common Stock held by Alexandria VMA Capital, LLC, of which Mr. Caravaggio’s son has voting and dispositive control over the shares held by such entity, (4) 141,750 shares of Class A Common Stock underlying 189,000 warrants held by Dante Caravaggio, LLC, (5) 100,000 shares of Class A Common Stock held by Donna Caravaggio, the wife of Mr. Caravaggio (6) 13,000 shares underlying vested RSUs, and (7) 25,000 shares underlying vested common stock options.

(4)      Consists of 1,276,762 shares of Class A Common Stock held by JVS Alpha Property, LLC, over which Mr. Salvucci, Sr. has voting and dispositive control and 50,833 shares underlying vested RSUs.

(5)      Consists of (1) 132,784 shares of Class A Common Stock held directly by Mr. Salvucci, Jr., (2) 750,000 shares of Class A Common Stock underlying 1,000,000 warrants held by JVS Alpha Property, LLC, over which Mr. Salvucci, Jr. has voting and dispositive control and (4) 49,833 shares underlying vested RSUs.

(6)      Consists of (1) 34,398 shares of Class A Common Stock held by Mr. Trotter, (2) 142,500 shares of Class A Common Stock underlying 190,000 warrants held by Mr. Trotter, (3) 13,000 shares underlying vested RSUs, and (4) 16,667 shares underlying stock options vesting on March 12, 2025.

(7)      Consists of (1) 152,500 shares of Class A Common Stock held directly by Mr. Smith, (2) 10,781 shares of Class A Common Stock underlying warrants held by Mr. Smith, (3) 13,000 shares underlying vested RSUs, and (4) 16,667 shares underlying stock options vesting on March 12, 2025.

(8)      JVS Alpha Property, LLC’s Manager is Joseph V. Salvucci, Jr., who has voting and dispositive control over the shares held by such entity. The business address for this holder is 583 Epsilon Drive, Pittsburgh, PA 15238.

(9)      Don Orr, as Manager of HNRAC Sponsors LLC, has voting and dispositive control over the securities held by such entity, however he disclaims any beneficial ownership of such shares. Includes the assumption that 378,750 shares of Class A Common Stock underlying 490,625 warrants held by HNRAC Sponsors LLC have been issued.

(10)    Consists of (1) 1,800,000 shares of Class B Common Stock, and (2) 201,022 shares of Class A Common Stock. Fouad Bashour, Amir Yoffe, Michael Rawlings and Marshall Payne have voting and dispositive control over the securities held by such entity. Does not include any Class B Common Stock upon conversion of preferred units of HNRA Upstream LLC, due to conversion only occurring on November 15, 2025. The address of Messrs. Bashour, Yoffe, Rawlings and Payne is 3879 Maple Avenue, Suite 400, Dallas, Texas 75219 and the telephone number at that address is 214-871-6812.

(11)    Mr. Gorée has sole voting and dispositive control over the securities held by Rhone Merchant House Ltd, which indirectly holds 367,969 private placement shares and 367,969 warrants by virtue of its 75% ownership in HNRAC Sponsors LLC, which owns 505,000 private placement shares. Includes the assumption that 378,750 shares of Class A Common Stock underlying 490,625 warrants held by HNRAC Sponsors LLC have been issued. The business address of Rhone Merchant House Ltd. is 81 Rue de France, 5TH Floor, Nice, France 06000.

(12)    Consists of 1,500,000 shares of Class A Common Stock underlying 2,000,000 warrants held by Mr. Wright. The business address of Mr. Wright is 1121 Boyce Rd, Suite 400, Pittsburgh, PA 15241.

SUBMISSION OF STOCKHOLDER PROPOSALS

Our Bylaws require advance notice of any proposal by a stockholder intended to be presented at an annual meeting that is not included in our notice of annual meeting and proxy statement because it was not timely submitted under the following paragraph, or made by or at the direction of any member of the Board of Directors, including any proposal for the nomination for election as a director.

To be considered for such presentation at our 2025 annual meeting of stockholders (the “2025 Annual Meeting”), any such stockholder proposal must be received by the General Counsel, EON Resources Inc., 3730 Kirby Drive, Suite 1200, Houston, Texas 77098, not less than ninety (90) days nor more than one hundred twenty (120) days before the first anniversary of the date on which the corporation held its annual meeting in the immediately preceding year, and must otherwise comply with applicable rules and regulations of the SEC, including Rule 14a-8 of Regulation 14A under the Exchange Act, provided that if the 2025 Annual Meeting is scheduled to be held on a date more than thirty (30) days before or more than seventy (70) days after the anniversary date of this Annual Meeting of stockholders, a stockholder’s proposal shall be timely if delivered to, or mailed to and received by, the Secretary of our Company not later than the close of business on the tenth (10th) day following the day on which public announcement of the date of the 2025 Annual Meeting is first made by us, and in any case discretionary authority may be used if such proposal is untimely submitted.

In addition to satisfying the provisions in our Bylaws relating to nominations of director candidates, including the deadline for written notices, to comply with the SEC’s universal proxy rule, stockholders who intend to solicit proxies in support of director nominees other than our nominees at the 2025 Annual Meeting in compliance with Rule 14a-19 under the Exchange Act must provide notice that sets forth the information required by Rule 14a-19 no later than August 31, 2025.

OTHER MATTERS

We will furnish without charge to each person whose proxy is being solicited, upon the written request of any such person, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed on May 3, 2024, as filed with the SEC, including the financial statements. Requests for copies of such Annual Report on Form 10-K should be directed to EON Resources Inc., 3730 Kirby Drive, Suite 1200, Houston, Texas 77098, Attn: Chief Financial Officer.

Our Board of Directors does not know of any other matters that are to be presented for action at the Special Meeting. If any other matters are properly brought before the Special Meeting or any adjournments thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their best judgment.

It is important that the proxies be returned promptly and that your shares are represented at the Special Meeting. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

PROXY CARD FOR SPECIAL MEETING

EON Resources Inc.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF
STOCKHOLDERS TO BE HELD ON APRIL 17, 2025

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated March 21, 2025, in connection with the Special Meeting of Stockholders to be held on April 17, 2025 at 11:00 a.m. Eastern Time. The Special Meeting of Stockholders will be conducted via live webcast at https://www.cstproxy.com/eonr/sm2025. The undersigned hereby appoints Dante Caravaggio and Mitchell B. Trotter, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of EON Resources Inc. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Special Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying Proxy Statement.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU. AFTER CAREFUL CONSIDERATION OF ALL RELEVANT FACTORS, THE BOARD HAS DETERMINED THAT EACH OF THE PROPOSALS IS ADVISABLE AND IN THE BEST INTERESTS OF THE STOCKHOLDERS AND RECOMMENDS THAT YOU VOTE OR GIVE INSTRUCTION TO VOTE “FOR” PROPOSALS 1 AND 2.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on April 17, 2025: This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/eonr/sm2025.

Please mark vote as indicated in this example ☒

EON RESOURCES INC. — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.

	FOR	AGAINST	ABSTAIN
Proposal 1 — The Exchange Proposal	☐	☐	☐

To approve, for purposes of complying with NYSE American Rule 713(a), the issuance of more than 19.99% of our issued and outstanding shares of Class A Common Stock including securities convertible into Class A Common Stock pursuant to exchange agreements whereby certain accredited investors exchanged, or will exchange, outstanding promissory notes and warrants for convertible promissory notes.

	FOR	AGAINST	ABSTAIN
Proposal 2 — The Stockholder Adjournment Proposal	☐	☐	☐

To approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the above proposals.

Dated __________________, 2025

Stockholder’s Signature	Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.